                                                              Page 8 of 24 Pages


                                   EXHIBIT A

            OFFICERS AND DIRECTORS OF ALLEN & COMPANY INCORPORATED

                                                          Principal Occupation
                                                          (i.e., Position with
                                    Business                 Allen & Company
       Name**                       Address                   Incorporated)
- ----------------------            ------------            --------------------
Herbert A. Allen                       *                  President, Managing
                                                          Director, Director,
                                                          Chief Executive
                                                          Officer

Herbert A. Allen III                   *                  Vice President-Elect, Director

Grace Allen                            *                  Director

Eran Ashany                            *                  Vice President, Director

Samuel Baker                           *                  Vice President-Elect, Director

Jonathan Bean                          *                  Vice President-Elect

Robert Beers                           *                  Vice President-Elect

Edmund M. Bleich                       *                  Vice President

Denise Calvo                           *                  Vice President,
                                                          Director

Dominick Cantalupo                     *                  Vice President

Marvyn Carton                          *                  Director

Gaetano J. Casillo                     *                  Chief Operations
                                                          Officer, Vice
                                                          President

Robert H. Cosgriff                     *                  Chief Administrative
                                                          Officer,
                                                          Executive Vice
                                                          President, Managing
                                                          Director, Director

Richard M. Crooks, Jr.                 *                  Director

Thalia V. Crooks                       *                  Vice President,
 (Greece)                                                 Director

Mary Cullen                            *                  Vice President,
                                                          Secretary, Director

Thomas Dans                            *                  Vice President-Elect

Orin F. Devereux                       *                  Vice President,
                                                          Director

Howard Felson                          *                  Vice President-Elect

                                                              Page 9 of 24 Pages

            OFFICERS AND DIRECTORS OF ALLEN & COMPANY INCORPORATED

                                              Principal Occupation
                                              (i.e., Position with
                                Business        Allen & Company
           Name**               Address           Incorporated
- ----------------------------  ------------  ------------------------
Richard Fields                     *        Executive Vice
                                            President-Elect, Managing
                                            Director, Director

Paul A. Gould                      *        Executive Vice
                                            President, Managing
                                            Director, Director

Steven J. Greenfield               *        Chief Compliance
                                            Officer,
                                            Vice President,
                                            Treasurer

John Hall                          *        Vice President-Elect, Director

Daniel P. Harley                   *        Vice President-Elect

William Harley                     *        Vice President-Elect, Director

John H. Josephson                  *        Vice President, Director

Donald R. Keough                   *        Chairman of the
                                            Board, Director

Clark R. Keough                    *        Vice President-Elect, Director

Dara Khosrowshahi                  *        Vice President-Elect, Director

Kaveh Khosrowshahi                 *        Vice President-Elect, Director

Neal Kopp                          *        Vice President

Irwin H. Kramer                    *        Executive Vice
                                            President, Managing
                                            Director, Director

Terry Allen Kramer                 *        Director (also
                                            Theatrical Producer)

Robert J. Kurz                     *        Vice President

P. Don Lattimer                    *        Executive Vice
                                            President, Managing
                                            Director, Director

William F. Leimkuhler              *        Vice President-Elect, Counsel

Jeffrey Logan                      *        Vice President

Dan W. Lufkin                      *        Director

Ellen Lynch                        *        Vice President-Elect

                                                             Page 10 of 24 Pages

            OFFICERS AND DIRECTORS OF ALLEN & COMPANY INCORPORATED

                                              Principal Occupation
                                              (i.e., Position with
                                Business        Allen & Company
           Name**               Address           Incorporated
- ----------------------------  ------------  ------------------------
Laurence Lyons                     *        Senior Vice
                                            President

Robert Mackie                      *        Executive Vice
                                            President, Managing
                                            Director, Director
James Maiden                       *        Vice President

Raymond J. Martin                  *        Vice President-Elect, Director

Terence A. McCarthy                *        Vice President, Director

Robert Miller                      *        Vice President-Elect, Director

Kim Morgan                         *        Vice President-Elect, Director

Brian Murphy                       *        Vice President, Director

Louis J. Mustacchio                *        Vice President-Elect

Walter T. O'Hara, Jr.              *        Executive Vice
                                            President, Managing
                                            Director, Director

Glenn A. Okun                      *        Vice President, Director

Patrick Pelly                      *        Vice President-Elect, Director

Pam Plager                         *        Vice President-Elect, Director

Eugene Protash                     *        Vice President-Elect

James W. Quinn                     *        Chief Financial
                                            Officer, Vice
                                            President, Assistant
                                            Secretary, Director

Philip Scaturro                    *        Executive Vice
                                            President, Managing
                                            Director, Director

John A. Schneider                  *        Executive Vice
                                            President, Managing
                                            Director, Director

Enrique F. Senior                  *        Executive Vice
(Cuba)                                      President, Managing
                                            Director, Director

                                                             Page 11 of 24 Pages

            OFFICERS AND DIRECTORS OF ALLEN & COMPANY INCORPORATED

                                              Principal Occupation
                                              (i.e., Position with
                                Business        Allen & Company
           Name**               Address           Incorporated
- ----------------------------  ------------  ------------------------

Stanley S. Shuman                  *        Executive Vice
                                            President, Managing
                                            Director, Director

John M. Simon                      *        Executive Vice
                                            President, Managing
                                            Director, Director

Dan Selmonosky                     *        Vice President-Elect, Director

Lauren Tyler                       *        Vice President-Elect, Director

Dennis Warfield                    *        Vice President-Elect

Edward D. Weinberger               *        Vice President,
                                            Director

Harold M. Wit                      *        Executive Vice
                                            President, Managing
                                            Director, Director

Catherine Wittosch                 *        Vice President-Elect

- ------------------------
*        711 Fifth Avenue, New York, New York 10022-3194.

** All the Executive Officers and Directors of Allen & Company Incorporated are U.S. citizens unless otherwise indicated.